             TWELFTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT
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         THIS TWELFTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the 5th day of March, 2003, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION (collectively, "Borrowers" and individually a "Borrower") and CITIZENS BANK OF PENNSYLVANIA, successor to Mellon Bank, N.A. ("Bank").

                                   BACKGROUND
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         A. By a Credit Agreement dated June 20, 1994 among Bank and Borrowers, as amended by that certain Amendment and Modification to Credit Agreement dated April 8, 1997, that certain Second Amendment and Modification to Credit Agreement dated April 8, 1997, that certain Third Amendment and Modification to Credit Agreement dated June 4, 1997, that certain Fourth Amendment and Modification to Credit Agreement dated May 6, 1998, that certain Fifth Amendment and Modification to Credit Agreement dated October 9, 1998, that certain Sixth Amendment and Modification to Credit Agreement dated July 7, 2000, that certain Seventh Amendment and Modification to Credit Agreement dated September 7, 2000, that certain Eighth Amendment and Modification to Credit Agreement dated June 20, 2001, that certain Ninth Amendment and Modification to Credit Agreement dated February 19, 2002, that certain Tenth Amendment and Modification to Credit Agreement dated May 30, 2002, and that certain Eleventh Amendment and Modification to Credit Agreement dated October 18, 2002 (as the same may be further amended from time to time, the "Credit Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00).

         B. Borrowers, SCT Property, Inc., SCT International Limited, SCT Technologies (Canada) Inc., Systems & Computer Technology International B.V. (collectively, the "SCT Sellers"), SCT Financial Corporation ("SCT Financial"), SCT Utility Systems, Inc. ("SCT Utility") and Indus International, Inc. ("Purchaser") have entered into that certain Purchase Agreement dated February 12, 2003 (the "Purchase Agreement") pursuant to which Purchaser will purchase
(i) all of the shares of SCT Utility from SCT Financial and (ii) all of the assets exclusively used in SCT Utility's business from the SCT Sellers (collectively, the "Sale").

         C. Pursuant to the Purchase Agreement a portion of the purchase price is payable pursuant to that certain Note to be executed by Purchaser on or before the Closing Date (as defined in the Purchase Agreement) in favor of SCT Financial in the original principal amount of Ten Million Dollars ($10,000,000.00) (the "SCT Note"). Borrowers have caused to be delivered to Bank a true and complete copy of the Purchase Agreement and the most current draft of the SCT Note.

         D. Borrowers and Guarantors have requested that Bank consent to the Sale and acknowledge and agree to certain other matters as set forth herein.

         E. Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Credit Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1.  CONSENT TO SALE OF SCT UTILITY.

             (a) Bank hereby consents to the Sale on the terms set forth in the Purchase Agreement.

             (b) The foregoing consent (i) is given solely in connection with the Sale and does not constitute the consent or approval by Bank to any other acquisition or similar transaction and (ii) shall not be deemed to be an agreement, obligation or commitment by Bank to consent to any other transaction which would be prohibited by the terms and conditions of the Credit Agreement or any of the other Loan Documents.

         2. RELEASE OF SCT UTILITY SYSTEMS, INC. Effective as of the Closing Date, Bank hereby releases SCT Utility from all guaranty and suretyship obligations and liabilities to Bank based on or arising in connection with any credit facilities extended by Bank to Borrowers, including, without limitation, all obligations under that certain Subsidiary Guaranty Agreement dated June 20, 1994 (the "Surety").

         3. SUBSIDIARY SCHEDULE. Effective as of the Closing Date, Schedule 5.01(a) of the Credit Agreement is hereby deemed amended by deleting "SCT Utility Systems, Inc.*" from the list of Subsidiaries identified thereon.

         4. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents. Borrowers shall cause to be delivered to Bank a true and complete copy of the SCT Note promptly after the closing of the Sale.

         5. AMENDMENT/REFERENCES. The Credit Agreement and the other Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Credit Agreement and the other Loan Documents to (i) the "Credit Agreement" shall mean the Credit Agreement as amended hereby; and (ii) the "Loan Documents" shall include this Amendment and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

         6.  FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

             (a) ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete and that, as amended hereby, the Credit Agreement and the other Loan Documents are in full force and effect and are valid, binding and enforceable against each Borrower and each Guarantor and their respective assets and properties, all in accordance with the terms thereof, as amended hereby;

             (b) covenant and agree to perform all of such Borrower's or Guarantor's obligations under the Credit Agreement and the other Loan Documents, as amended;

             (c) acknowledge and agree that as of the date hereof, such Borrower or such Guarantor has no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Notes or any other obligations of Borrowers under the Credit Agreement ("Bank Indebtedness"), or the enforcement of any of the terms of the Credit Agreement or of the other Loan Documents, as amended;

             (d) acknowledge and agree that except as heretofore disclosed to Bank by Borrowers or Guarantors in writing, all representations and warranties of Borrowers and Guarantors contained in the Credit Agreement and/or the other Loan Documents, as amended are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

             (e) represent and warrant that, after giving effect to the terms and conditions of this Amendment, no Event of Default exists;

             (f) covenant and agree that Borrowers' or Guarantors' failure to comply with any of the terms of this Amendment or any other instrument or agreement executed or delivered in connection herewith, shall constitute an Event of Default under the Credit Agreement, subject to the notice and grace periods provided therein, if applicable; and

             (g) acknowledge and agree that nothing contained herein, and no actions taken pursuant to the terms hereof, are intended to constitute a novation of any of the Notes, the Credit Agreement or of any of the other Loan Documents and does not constitute a release, termination or waiver of any existing Event of Default or of any of the rights or remedies granted to Bank in any of the Loan Documents, which rights and remedies are hereby ratified, confirmed, extended and continued as security for all Bank Indebtedness.

         7. COSTS AND EXPENSES. Borrowers shall pay to Bank all reasonable costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, Bank's reasonable attorneys' fees and costs.

         8. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         9. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments or consents.

         10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         12. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.



                                                   SYSTEMS & COMPUTER
                                                   TECHNOLOGY CORPORATION

                                                   By:__________________________
                                                   Name/Title:  ________________


                                                   SCT SOFTWARE & RESOURCE
                                                   MANAGEMENT CORPORATION


                                                   By:__________________________
                                                   Name/Title:  ________________


                                                   CITIZENS BANK OF PENNSYLVANIA


                                                   By:__________________________
                                                   Name/Title:  ________________

                           ACKNOWLEDGMENT AND CONSENT
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         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                                                   SCT FINANCIAL CORPORATION


                                                   By:__________________________
                                                   Name/Title:  ________________


                                                   SCT INTERNATIONAL LIMITED


                                                   By:__________________________
                                                   Name/Title:  ________________


                                                   SCT PROPERTY, INC.


                                                   By:__________________________
                                                   Name/Title:  ________________